Investor Presentation Todd Larson Sr. EVP & Chief Financial Officer Jeff Hopson Sr. VP, Investor Relations May 18, 2017 February 28, 2018 Exhibit 99.1

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to projections of the strategies, earnings, revenues, income or loss, ratios, future financial performance and growth potential of Reinsurance Group of America, Incorporated and its subsidiaries (the “Company”) (which we may refer to in the follow paragraphs as “we,” “us” or “our”).  The words "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe," and other similar expressions also are intended to identify forward-looking statements.  Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified.  Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (2) the impairment of other financial institutions and its effect on the Company’s business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (4) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation or claims experience, (6) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (11) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (12) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) competitive factors and competitors’ responses to the Company’s initiatives, (18) the success of the Company’s clients, (19) successful execution of the Company’s entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) the Company’s ability to successfully integrate acquired blocks of business and entities, (22) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (23) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (25) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data stored on such systems, (26) changes in laws, regulations, and accounting standards applicable to the Company, its subsidiaries, or its business, (27) the benefits or burdens associated with the Tax Cuts and Jobs Act of 2017 may be different than expected, (28) the effect of the Company’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations and (29) other risks and uncertainties described in this document and in the Company’s other filings with the Securities and Exchange Commission. Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, including those mentioned in this document and described in the periodic reports we file with the Securities and Exchange Commission.  These forward-looking statements speak only as of the date on which they are made.  We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future.  For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to review the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2017.

Use of Non-GAAP Financial Measures RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after‑tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effects of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income. RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues. Additionally, the Company evaluates its stockholders’ equity position excluding the impact of accumulated other comprehensive income (AOCI), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders’ equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period. Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders’ equity excluding AOCI. Similar to adjusted operating income, management believe these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations, they also serve as a basis for establishing target levels and awards under RGA’s management incentive programs. Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Key Messages Strong brand, reputation, and market prominence Only global pure-play life and health reinsurer Valuable global platform Experienced management team Deep knowledge and expertise Best-in-class capabilities, services, and solutions Consistent and disciplined approach Diversified and balanced portfolio of risks Robust organic growth in core business and in-force block opportunities Effective capital management Well-positioned Proven strategy Attractive financial prospects

Timely Topics 2017 was an excellent year Adjusted operating EPS of $10.84 vs $9.73, up 11.4% Adjusted operating ROE was 11.0%, solidly within our 10% - 12% expected range Organic premium growth was approximately 7.5% on a constant currency basis Outlook remains positive Asia and EMEA will help drive strong organic growth Transaction pipeline is healthy, RGA has considerable dry powder Tax reform is good for RGA Boost to book value & excess capital; effective tax rate will fall to 21% - 24% Levels the playing field vs. global competitors Newer initiatives offer longer-term promise Langhorne Re is complementary to RGA’s in-force capacity and reach, potential for multiple revenue streams RGAx/LOGiQ3 – LOGiQ3 adds scale and accelerates efforts of RGAx in InsurTech arena TrueRiskLife – helps clients with automated underwriting, generates fee revenue

Industry Outlook Global life insurance industry is facing several challenges Shifting demographics Changing consumer needs Regulatory and macroeconomic uncertainty Relatively low interest rates Increasing global volatility Life reinsurance industry dynamics are generally stable Concentrated sector Clients now seeking more than just capacity High barriers to entry

Evolution of Our Geographic Platform Percent1 of Adjusted Operating Revenues2 Office Locations 1992 2017 2004 Year Total: $12.3 Billion Total: $3.9 Billion Total: $0.4 Billion 1 Percentages exclude Corporate. 2 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

2017 2004 1992 Evolution of Our Products Year Product Year Product 1995 Entered capital-motivated reinsurance business 2008 First longevity transaction in the U.K. 1997 First asset-intensive business in the U.S. 2009 Acquired U.S. group reinsurance business from ING 1998 First capital-motivated reinsurance treaty in Japan 2010 First longevity treaty in Canada 1999 Whole life medical products in Taiwan 2011 Early critical illness product in Indonesia 2000 Critical illness business in the U.K. 2013 Cancer medical reimbursement product in Hong Kong 2001 Co-insurance of indexed annuities 2014 First longevity “shock absorber” in the Netherlands 2002 Critical illness business in South Korea 2016 First-of-its-kind longevity transaction in France 2007 LTC in the U.S. market 2016 Mass lapse “shock absorbers” in the Netherlands and Finland Percent of Adjusted Operating Revenues1 Total: $12.3 Billion Total: $3.9 Billion Total: $0.4 Billion 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

RGA Is Well-Positioned 1 Does not include Munich Health. 2 Adjusted operating revenues. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 3 Does not include BHRG. Please note: exchange rate conversions are based on currency rates provided by each company in their Annual Reports. Source: Annual filings for each reinsurer. $ in millions as of December 31, 2016 Rank Reinsurer Revenues 2016 1 Swiss Reinsurance Company 13,058 2 Munich Re1 12,409 3 Reinsurance Group of America2 11,394 4 SCOR Global Life Re 8,578 5 Hannover Re 7,453 6 China Life Re 4,393 7 General Re3 3,774 8 Pacific Life Re 1,767 9 PartnerRe Ltd. 1,185 Global life and health reinsurers ranked by 2016 revenues

RGA Is Well-Positioned Strong brand, reputation, and market prominence Top positions in new business market shares Well-established and valuable global platform Full range of capabilities and solutions Consistent and disciplined approach with focus on long-term value creation Balanced business portfolio, less sensitivity to financial market volatility Experienced management team, investing for the future, developing talent

Business Capability Index – All respondents1 Market Penetration Indicates competitor position RGA Has Best-In-Class Capabilities NMG Consulting Studies, Business Capability Index (BCI) – 2016 RGA ranked #1 globally for five consecutive years Global 1 NMG Consulting’s Business Capability Index (Globally).

Experienced Management Team, An Exceptional Strength 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Name Position Years of Experience In Industry1 With RGA2 Anna Manning President and CEO 37 11 Todd Larson Sr. EVP, Chief Financial Officer 24 23 Alain Néemeh Sr. EVP, Chief Operating Officer 21 21 Gay Burns EVP, Chief HR Officer 17 7 Tony Cheng EVP, Head of Asia 23 21 Scott Cochran EVP, Corporate Development and Acquisitions 22 13 Olav Cuiper EVP, EMEA Markets 32 11 Michael Emerson EVP, Head of U.S., Latin and South American Markets 33 8 Alka Gautam President and CEO, RGA Canada 17 17 John Laughlin EVP, Global Financial Solutions 37 23 Timothy Matson EVP, Chief Investment Officer 24 4 Paul Nitsou EVP, Global Accounts 32 21 Jonathan Porter EVP, Chief Risk Officer 25 10 Suzy Scanlon EVP, Chief Information Officer 9 9 Mark Stewart Managing Director, Australia 23 11 David Wheeler EVP, Head of U.S. Mortality Markets 37 37

RGA’s Proven Strategy with Exceptional Strengths RGA’s DNA Client-centric Deep and broad technical expertise Collaborative culture Innovative and creative mindset Entrepreneurial orientation Only pure-play global life and health reinsurer Comprehensive solutions provider Capabilities leveraged across geographies Nimble, flexible, and agile Disciplined focus on execution Key Messages

Demonstrated Success in Continually Growing Book Value Per Share Book value per share (ex-AOCI)1 total return growth2 Book value per share excluding AOCI and tax reform total return growth: 15-Year CAGR 11.4%, 10-Year CAGR 10.9%, 5-Year CAGR 11.4%. 1 Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 CAGR growth of book value plus dividends. 15-Year 12.3% CAGR 10-Year 12.1% CAGR 5-Year 13.8% CAGR

Five-Year Book Value Growth Highest Among Peers Book value per share (ex-AOCI)2 total return growth 1 CAGR growth of book value plus dividends. 2012-2017. Source: S&P Global Market Intelligence. This group represents all companies in the SNL U.S. Life/Health index that were publicly traded over the period and which represent at least 1% of the index, and includes (in alphabetical order): AEL, AFL, AIZ, CNO, GNW, HIG, LNC, MET, PFG, PRI, PRU, TMK, UNM. 2 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. RGA 1

RGA Shares Have Performed Well Historically Source: S&P Global Market Intelligence, price change percent. Information as of 2/23/2018.

Vision for the Future Robust organic growth and transactional opportunities Full range of capabilities and solutions Strong teams, consistent approach, focused on execution High-performing global model, with good balance and diversity Mortality and morbidity trends constructive overall to RGA Innovative mindset, focused on long-term value creation RGA has what it takes to succeed

Financial Overview

Key Messages Strong financial track record Continued organic growth and in-force transactions Effective capital management Conventional investment portfolio Less sensitivity to financial markets Stable liability structure Strong ratings Well-established Enterprise Risk Management framework Well-diversified business model Balance and diversity of profits Intermediate guidance unchanged Confident and optimistic about the future Well-positioned Proven strategy Attractive financial prospects

# RGA's Global Platform Results in Balance and Diversity of Earnings

**Reinsurance Group of America, Incorporated**
**Summary of Pre-tax Segment Adjusted Operating Income[1]**

| (USD millions, except per share data) | Full Year 2013 | Full Year 2014 | Full Year 2015 | Full Year 2016 | **Full Year 2017** | QTD 1Q16 | QTD 2Q16 | QTD 3Q16 | QTD 4Q16 | QTD 1Q17 | QTD 2Q17 | QTD 3Q17 | **QTD 4Q17** |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| U.S. and Latin America: | | | | | | | | | | | | | |
| Traditional | $ 372.6 | $ 350.2 | $ 233.5 | $ 375.3 | **$ 375.0** | $ 53.2 | $ 112.3 | $ 80.5 | $ 129.3 | $ 28.0 | $ 91.2 | $ 162.0 | **$ 93.8** |
| Financial Solutions: | | | | | | | | | | | | | |
| Asset Intensive | 166.1 | 199.0 | 199.6 | 205.0 | **229.4** | 45.3 | 54.3 | 58.7 | 46.7 | 51.6 | 49.9 | 72.6 | **55.3** |
| Financial Reinsurance | 45.7 | 52.4 | 55.0 | 59.2 | **80.9** | 15.9 | 14.9 | 14.0 | 14.4 | 17.8 | 20.0 | 22.0 | **21.1** |
| Total U.S. and L.A. | 584.4 | 601.6 | 488.0 | 639.6 | **685.3** | 114.4 | 181.5 | 153.1 | 190.5 | 97.4 | 161.1 | 256.6 | **170.2** |
| Canada: | | | | | | | | | | | | | |
| Canada Traditional | 145.1 | 92.3 | 123.8 | 125.6 | **113.9** | 19.4 | 40.9 | 30.6 | 34.8 | 16.8 | 31.2 | 27.4 | **38.6** |
| Canada Financial Solutions | 2.6 | 6.2 | 13.9 | 7.9 | **16.6** | 0.6 | 2.1 | 1.2 | 4.1 | 3.6 | 4.4 | 4.5 | **4.2** |
| Total Canada | 147.7 | 98.5 | 137.7 | 133.6 | **130.6** | 20.0 | 43.0 | 31.8 | 38.8 | 20.4 | 35.6 | 31.8 | **42.8** |
| Europe, Middle East and Africa: | | | | | | | | | | | | | |
| EMEA Traditional | 28.0 | 51.1 | 48.1 | 30.1 | **70.4** | (1.1) | 6.8 | 8.5 | 15.8 | 14.0 | 11.4 | 15.4 | **29.7** |
| EMEA Financial Solutions | 43.1 | 85.3 | 98.1 | 122.4 | **118.2** | 25.6 | 26.1 | 33.9 | 36.7 | 27.5 | 26.5 | 29.7 | **34.5** |
| Total EMEA | 71.1 | 136.4 | 146.2 | 152.5 | **188.6** | 24.5 | 33.0 | 42.5 | 52.6 | 41.4 | 37.9 | 45.1 | **64.2** |
| Asia Pacific: | | | | | | | | | | | | | |
| APAC Traditional | (242.0) | 87.7 | 105.7 | 113.9 | **148.8** | 41.1 | 34.5 | 19.8 | 18.5 | 41.7 | 53.3 | 26.6 | **27.2** |
| APAC Financial Solutions | 23.7 | 19.0 | 22.5 | (2.4) | **2.6** | 7.4 | (6.0) | 2.3 | (6.1) | (0.5) | 2.6 | (0.2) | **0.7** |
| Total Asia Pacific | (218.3) | 106.7 | 128.2 | 111.5 | **151.4** | 48.6 | 28.5 | 22.1 | 12.4 | 41.2 | 55.9 | 26.3 | **27.9** |
| Corporate and Other | (40.3) | (1.3) | (52.0) | (88.4) | **(117.4)** | (30.3) | (12.8) | (19.0) | (26.3) | (26.6) | (9.5) | (21.7) | **(59.6)** |
| Consolidated | $ 544.6 | $ 941.9 | $ 848.1 | $ 948.8 | **$ 1,038.5** | $ 177.2 | $ 273.2 | $ 230.5 | $ 267.9 | $ 173.9 | $ 281.1 | $ 338.1 | **$ 245.4** |
| Consolidated Adjusted Operating EPS | $ 4.95 | $ 9.12 | $ 8.43 | $ 9.73 | **$ 10.84** | $ 1.85 | $ 2.80 | $ 2.46 | $ 2.63 | $ 1.86 | $ 2.95 | $ 3.44 | **$ 2.60** |

**2015 Pre-tax Adjusted Operating Income[1] (excl. Corporate)**



14%
26%
16%
16%
28%
U.S. and Latin America Traditional
U.S. and Latin America Financial Solutions
Canada
EMEA
Asia Pacific

**2016 Pre-tax Adjusted Operating Income[1] (excl. Corporate)**



11%
36%
15%
13%
25%
U.S. and Latin America Traditional
U.S. and Latin America Financial Solutions
Canada
EMEA
Asia Pacific

**2017 Pre-tax Adjusted Operating Income[1] (excl. Corporate)**



13%
33%
16%
11%
27%
U.S. and Latin America Traditional
U.S. and Latin America Financial Solutions
Canada
EMEA
Asia Pacific

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

20

Solid Growth of Adjusted Operating Revenues 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Consistent growth delivered over time Growth rates muted by weak foreign currencies Good balance across mature and higher-growth markets, products GFS produces a combination of premiums, fees, and net investment income 2014 mortality retrocession reduced premiums CAGR by 1.2% $ in millions 4.5% CAGR Constant currency 6.7% CAGR Key Messages 1 4.8% CAGR Constant currency 6.7% CAGR

Attractive Growth Rate of Adjusted Operating EPS 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 2Q13 Australia reserve strengthening impact adjusted operating EPS by $2.53. 3 2014 includes $0.47 of FIN 48 related tax benefits associated with closing five years of IRS examinations. 2016 includes $0.22 of FIN 48 related tax benefits associated with closing two years of IRS examinations. Strong track record Influences: Foreign currencies -2.3% Interest rates -2.5% to -3.5% Capital management +2.6% Key Messages 3 2 1 $10.84

Solid Adjusted Operating ROE Despite Macro Environment Headwinds 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 2013 results reflect charge for reserve strengthening in Australia. Favorable results in the face of lower interest rates and foreign currencies 5-year average is 11.2% without Australia charge 2017 Adjusted Operating ROE, excluding tax reform is 11.3% 5-year average 10.5% Key Messages 2 1

Efficient Capital Management Debt to Total Capital 20.9%20.8% 20.4% 21.8% 16.2% Debt + Hybrid to Total Capital 31.0%30.2% 29.7% 34.2% 27.1% Capital structure includes equity, debt, hybrid securities $ in millions

Effective Capital Management 1 Transactions include embedded value securitization ($300 million) and mortality retrocession ($170 million) in 2014. 2 Deployed capital includes block acquisitions and organic growth. 4-year excess capital roll-forward Balanced approach toward excess capital deployment Balanced capital management approach $ in millions 2 $ in millions $600 $1,400 $2,700 $470 $500 $600 ($720) ($400) 2013 After-tax net income Transactions Net debt proceeds Tax reform Deployed capital Share repurchases Shareholder dividends 2017 ($2,350) 1

Five-Year Dividend Per Share CAGR = 17% Source: S&P Global Market Intelligence & Company Filings. 1 Calculated as dividends divided by after-tax adjusted operating income. 2 Calculated as the dividend payout ratio plus buyback payout ratio. 3 Based upon normalized earnings in 2013 before charge for strengthening reserves in Australia. 4 Industry Average includes AFL, AIZ, CNO, GNW, HIG, LNC, MET, PFG, PRI, PRU, TMK, UNM. Dividend Payout Ratio1 Total Payout Ratio2 Consistent double-digit dividend increases 3 3

Stable Liability Profile Reserves Profile March 31, 2017 Very low policyholder behavior risk: Mortality, LTC, Longevity, BOLI Lower policyholder behavior risk: Fixed and indexed annuity business with: High guarantees (typically 3-4%), Surrender charges, and/or Market-value adjustment (MVA) provisions Higher policyholder behavior risk: Fixed and indexed annuity business with: Little or no surrender charge protection, Low guarantees, or No MVA Variable annuities Relatively low liquidity risk due to liability profile

3% or $7M Stable Earnings Under Market Movements Illustrative sensitivities for 2016 pre-tax adjusted operating income1 Low Sensitivity to Interest Rate Movements Low Sensitivity to Equity Movements Interest rate shocks have immaterial effect on pre-tax adjusted operating income (3%) or ($7M) $ in millions All shocks are instantaneous and then held constant for the entire year 4% or $9M (5%) or ($11M) 236 236 225 245 243 229 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Equity shocks are manageable All shocks are instantaneous and then held constant for the entire year $ in millions

RGA Produces High-Quality Earnings “Adjusted operating income” = net income over time Hedging and other “below”-the-line items equalize over time Less sensitivity to equity market volatility (less than 5% of pre-tax profits) Source: Autonomous Research US LP. Peer Companies include: AEL, AFL, AMP, CNO, LNC, MET, PFG, PRU, TMK, UNM, VOYA. High ranking relative to peers Key Messages

Geographic Overview

Key Messages Established global brand Strong local franchises Global facultative underwriting leader Culture of innovation Consistent leader in business capability rankings Top 3 market share in key markets Locally managed, globally guided Disciplined and bottom-line focused Well-diversified business Steady growth in mortality Attractive opportunities in morbidity Asian success story Well-positioned Proven strategy Attractive financial prospects

U.S. & Latin America 1 NMG Consulting Global Life & Health Reinsurance Programme – 2016. 2 Actual results shown. Refer to “Reconciliations of Non-GAAP Measures” in the Appendix. A leading franchise1 #1 U.S. Individual Mortality BCI ranking #1 “premier facultative underwriting” and #1 for “most innovative” #1 U.S. Group Life & LTD #1 Mexico BCI ranking Well-diversified and sustainable long-term profit stream Solid growth, excess capital generated Disciplined expansion in Latin America supported by U.S. operations Significant projected value embedded in in-force 4.2% CAGR Key Messages

U.S. & Latin America Traditional 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Long-term stability despite quarterly volatility Annual Pre-tax Adjusted Operating Income1 Year $ in millions 2011 $323.0 2012 $376.7 2013 $372.7 2014 $350.3 2015 $233.5 2016 $375.3 2017 $375.0 U.S. & Latin America Traditional Pre-tax Adjusted Operating Income1

Value Embedded in U.S. & Latin America Traditional In-Force Actuarial Liabilities – U.S. GAAP vs. Best Estimate $ in billions

U.S. – Reinsurance Cession Rates Source: Society of Actuaries Reinsurance Market Surveys/LIMRA/SNL. Stable market environment $ in billions $ in billions

Canada Key Messages A leading franchise New business recurring production leader since 20071 BCI leader since 20082 Solid local currency revenue growth, adjusted for low margin treaty loss Stable stream of earnings Base earnings year of 2013 was particularly strong 1 Recurring production result as provided by the SOA survey. 2 NMG Consulting Global Life & Health Reinsurance Programme – 2016. 3 Actual results shown. Refer to “Reconciliations of Non-GAAP Measures” in the Appendix. -0.5% CAGR

Europe, the Middle East and Africa Key Messages A leading franchise1 #1 in 2016 BCI ranking #2 in new business individual premiums Attractive revenue growth, strong earnings growth Ongoing demand for capital-motivated reinsurance, driven by Solvency II Traditional premium growth reflects geographic and product expansion Integrating Traditional and Financial Solutions expertise 1 NMG Consulting Global Life & Health Reinsurance Programme – 2016. 2 Actual results shown. Refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

$45 $30 $15 $0 -$15 -$30 -$305 Australia Key Messages Large and important reinsurance market, challenged by market conditions Group turnaround on track Disappointing individual disability (DI) performance in 2016 Continued repricing and other actions to improve profitability Prudent participation in new business opportunities Treaty recaptures in 2017 expected to improve profitability in the future 1 Actual results shown. Refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Constant currency 2.6% CAGR -3.0% CAGR $ in millions Pre-tax Adjusted Operating Income1

Asia1 Key Messages A leading franchise2 #1 in BCI for the 5th consecutive year #1 in new business individual premiums for the 5th consecutive year #1 in both underwriting and product development solutions Strong growth in revenues and earnings Expect margins to be fairly stable over the longer term "Employer of the Year," 2016 Asia Insurance Industry Awards Constant currency 21.5% CAGR Constant currency 15.2% CAGR 19.1% CAGR 1 Asia excluding Australia. 2 NMG Consulting Global Life & Health Reinsurance Programme – 2016. 3 Actual results shown. Refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Appendix Reconciliations of Non-GAAP Measures

Reconciliations of Non-GAAP Measures $ in millions

Reconciliations of Non-GAAP Measures $ in millions

Reconciliations of Non-GAAP Measures $ in millions

Reconciliations of Non-GAAP Measures $ in millions

Reconciliations of Non-GAAP Measures $ in millions